Avondale Total Return Fund

                         Supplement Dated March 19, 1997
                       To Prospectus Dated August 1, 1996


The discussion in the Fund's prospectus under the caption "Check-A-Matic Plan," on page 9, is supplemented with the following information:

Effective immediately, the minimum monthly amount for new investors who agree to open an automatic investment plan whereby a check is automatically drawn on the investor's personal checking account each month for a predetermined amount has been reduced to $25. The reduction in monthly minimum that must be invested may be revised or discontinued upon further notice to shareholders.